UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 24, 2008

BEACON ENTERPRISE SOLUTIONS GROUP, INC.
(Exact name of registrant as specified in Charter)

Nevada (State or other jurisdiction of incorporation or organization)	000-31355 (Commission File No.)	81-0438093 (IRS Employee Identification No.)

124 N. First Street
Louisville, Kentucky 40202
(Address of Principal Executive Offices)

502-657-3500
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

        The Company today announced the launch of its I(3)MAC Infrastructure Management System service offering which assists enterprises by centralizing the control, tracking, documentation and implementation of all low voltage infrastructure activity within an organization. Equipment in an organization that utilizes the low voltage infrastructure typically includes the telephone and computer network systems but also can include the physical security systems, such as access control and surveillance systems, as well as the HVAC systems. Please see the attached press release, exhibit 8.1, for further information.

Item 9.01 Exhibits.

Exhibit 99.1	Press Release

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

BEACON ENTERPRISE SOLUTIONS GROUP, INC.

Date: November 24, 2008	By:	/s/ Robert Mohr Robert Mohr, Principal Financial Officer